PIMCO Funds

Supplement Dated January 20, 2015 to the Asset Allocation Funds Prospectus (the “Prospectus”)

and the Statement of Additional Information (the “SAI”),

each dated July 31, 2014, each as supplemented

Reorganization of PIMCO RealRetirement® 2015 Fund into

PIMCO RealRetirement® Income and Distribution Fund

The PIMCO Funds Board of Trustees (the “Board”) previously approved the reorganization (the “Reorganization”) of the PIMCO RealRetirement® 2015 Fund (the “2015 Fund”) into the PIMCO RealRetirement® Income and Distribution Fund (the “Income and Distribution Fund”). Pursuant to the Reorganization, shareholders of each class of the 2015 Fund were to become shareholders of the corresponding class of shares of the Income and Distribution Fund.

The Reorganization became effective upon the close of business on January 16, 2015. As a result, all shares held in the 2015 Fund were automatically exchanged for shares of the Income and Distribution Fund.

All references to the 2015 Fund in the Prospectus and SAI are no longer applicable and are deleted or replaced with references to the Income and Distribution Fund as the context requires. Moreover, as disclosed in prior supplements, the Income and Distribution Fund has been renamed the PIMCO RealPathTM Income Fund effective January 16, 2015. Accordingly, references to the Income and Distribution Fund in this supplement should be understood as references to the PIMCO RealPathTM Income Fund.

Investors Should Retain This Supplement for Future Reference

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